Exhibit 10.48

SECOND AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT AND CONSENT

This SECOND AMENDMENT TO NOTE AND WARRANT AGREEMENT AND CONSENT (this “Amendment”), dated as of February 4, 2015, is made by and between TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation (“Parent”), TWINLAB CONSOLIDATION CORPORATION, a Delaware corporation (“TCC”), TWINLAB HOLDINGS, INC., a Michigan corporation (“Twinlab Holdings”), ISI BRANDS INC., a Michigan corporation (“ISI Brands”), and TWINLAB CORPORATION, a Delaware corporation (“Twinlab Corporation”), TCC CM SUBCO I, INC., a Delaware corporation (“Subco I”), TCC CM SUBCO II, INC., a Delaware corporation (“Subco II”; and together with Parent, TCC, Twinlab Holdings, ISI Brands, Twinlab Corporation and Subco I, the “Companies” and each individually, a “Company”), and PENTA MEZZANINE SBIC FUND I, L.P., a Delaware limited partnership (the “Purchaser”).

WHEREAS, the Companies and the Purchaser are parties to a Note and Warrant Purchase Agreement dated as of November 13, 2014, as amended by that certain First Amendment to Note and Warrant Purchase Agreement, Consent and Joinder dated as of January 22, 2015 (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”); and

WHEREAS, (a) the Companies have requested that the Purchaser (i) consent to Subco I’s and Subco II’s name changes and (ii) amend certain provisions of the Note Purchase Agreement, and (b) the Purchaser has agreed to do so subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained in this Amendment, and subject to the terms and conditions set forth herein, each party hereto hereby agrees as follows:

1.           Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Note Purchase Agreement.

2.           Consent to Name Change. At the request of and as an accommodation to the Companies and subject to the strict compliance with the terms, conditions and requirements set forth herein (including, without limitation, satisfaction of each of the conditions set forth in Section 7 below), the Purchaser hereby consents to (i) the name change of Subco I to “NutraScience Labs, Inc.” and (ii) the name change of Subco II to “NutraScience Labs IP Corporation”, the documentation for which, including, but not limited to, the Articles of Amendment filed with the Delaware Secretary of State shall be delivered immediately to the Purchaser upon filing. The limited consent set forth in this Section 2 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) except as expressly provided herein, be a consent to any amendment, waiver or modification of any term or condition of the Note Purchase Agreement or of any other Transaction Document; (b) prejudice any right that the Purchaser have or may have in the future under or in connection with the Note Purchase Agreement or any other Transaction Document; (c) waive any Event of Default that exists as of the date hereof; or (d) establish a custom or course of dealing among any of the Companies, on the one hand, or the Purchaser on the other hand.

3.           Amendments to Note Purchase Agreement. Subject to the satisfaction of the conditions precedent set forth herein and in reliance on the representations, warranties and covenants of the Companies set forth herein and in the Note Purchase Agreement, each party hereto hereby agrees that the Note Purchase Agreement be, and it hereby is, amended as follows:

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3.1.         Addition of New Defined Terms. Section 1 of the Note Purchase Agreement is hereby amended by inserting the following new defined terms in the appropriate alphabetical order:

“Nutricap Seller First Note” means the Unsecured Promissory Note in the principal amount of $2,500,000 to be issued by Subco I to Nutricap Labs, LLC, a New York limited liability company, in connection with the Target 2 Acquisition, the principal and interest repayment of which shall have a maturity of 60 days and bear interest at 6% per annum, a copy of which shall be provided to the Purchaser promptly, and in any case within one business day, of execution.

“Nutricap Seller Second Note” means the Unsecured Promissory Note in the principal amount of $1,478,000 to be issued by Subco I to Nutricap Labs, LLC, a New York limited liability company, in connection with the Target 2 Acquisition, the principal and interest repayment of which shall have a maturity of one year, payable in 12 equal monthly installments and bear interest at 3% per annum, a copy of which shall be provided to the Purchaser promptly, and in any case within one business day, of execution.

“Nutricap Seller Notes” shall mean, collectively, the Nutricap Seller First Note and Nutricap Seller Second Note.

3.2.         Amendment to Section 6.7. Section 6.7 of the Note Purchase Agreement is hereby amended by replacing Section 6.7 in its entirety with the following:

“6.7           Indebtedness.

Create, incur, assume or suffer to exist any Indebtedness (exclusive of trade debt) except in respect of (a) the Indebtedness to Purchaser, (b) Permitted Senior Debt, (c) the Essex Debt, (d) the Little Harbor Debt, (e) Indebtedness, incurred at the time of, or within 20 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof, (f) the Utah Lease, (g) the Subordinated Debt; (h) Refinancing Indebtedness with respect to any of the foregoing; provided that any Refinancing Indebtedness that (i) is a renewal or extension of Permitted Senior Debt is renewed or extended in accordance with Section 15 of the Subordination Agreement, (ii) is a refinancing of Permitted Senior Debt is on terms reasonably satisfactory to the Purchaser, (iii) is a renewal or extension of the Subordinated Debt is renewed or extended in accordance with Section 15 of the JL-BBNC Subordination Agreement and (iv) is a refinancing of the Subordinated Debt is on terms reasonably satisfactory to the Purchaser; and (i) the Nutricap Seller Notes.”

3.3.         Amendment to Section 6.11. Section 6.11 of the Note Purchase Agreement is hereby amended by replacing Section 6.11 in its entirety with the following:

“6.11         Entering Into or Modification of Certain Agreements

The Companies and their Subsidiaries shall not amend, restate, supplement or otherwise modify (or permit or consent to any amendment, restatement, supplement or modification of) the terms of (i) its articles or certificate of incorporation, bylaws, any agreement between or among any of the holders of any Company’s or any of its Subsidiaries’ Equity Interests, any other organizational document, in each case which would be materially adverse to the Purchaser and (ii) any of the Transaction Documents, the documents and/or instruments evidencing the Permitted Senior Debt (unless permitted under the Subordination Agreement), the documents and/or instruments evidencing the Little Harbor Debt (unless permitted under the Little Harbor Subordination Agreement), the Subordinated Loan Documents (unless permitted under the JL-BBNC Subordination Agreement) or any of the leases for the Premises, in each case which would result in a Material Adverse Effect or (iii) the Nutricap Seller Notes.”

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4.           Deferred Draw Note and Deferred Warrant. The Purchaser hereby agrees that upon the date Subco I exercises its purchase option in connection with the Target 2 Acquisition (the “Option Exercise Date”), the Purchaser agrees to purchase the Deferred Draw Note and the Deferred Warrant on the date the Target 2 Acquisition is consummated; provided that (i) the Target 2 Acquisition is consummated within five (5) Business Days of the Option Exercise Date and (ii) the Target 2 Acquisition is consummated in accordance with the terms thereof (without any amendment, modification or waiver of any of the terms thereof that would be materially adverse to the Purchaser without the consent of the Purchaser).

5.            Representations and Warranties; No Default. Each Company hereby represents and warrants that:

5.1.         The execution, delivery and performance by such Company of this Amendment (a) are within such Company’s corporate or similar powers and, at the time of execution hereof and have been duly authorized by all necessary corporate and similar action; (b) does not and will not result, in any breach or default under any other document, instrument or agreement to which a Company or any of its Subsidiaries is a party or to which a Company or any of its Subsidiaries, the Premises, the Collateral or any of the property of a Company or any of its Subsidiaries is subject or bound, except for such breaches or defaults which, individually or in the aggregate, have not had, and would not reasonably be expected to result in, a Material Adverse Effect and (c) will not violate any applicable law, statute, regulation, rule, ordinance, code, rule or order.

5.2.         This Amendment has been duly executed and delivered for the benefit of or on behalf of each Company and constitutes a legal, valid and binding obligation of each Company, enforceable against such Company in accordance with its terms except (a) as the same may be limited by bankruptcy, insolvency, reorganization moratorium or similar laws now or hereafter in effect relating to creditors rights generally and (b) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

5.3.         Both before and after giving effect to this Amendment on the date hereof (a) the representations and warranties of the Companies contained in Section 4.1 of the Note Purchase Agreement and the other Transaction Documents are true, correct and complete on and as of the date hereof as if made on such date (and to the extent any representations and warranties shall relate to the Effective Date or another earlier date, such representation and warranties shall be deemed to be amended to relate to the First Amendment Date), and (b) no Default or Event of Default has occurred and is continuing.

6.            Ratification and Confirmation. The Companies hereby ratify and confirm all of the terms and provisions of the Note Purchase Agreement and the other Transaction Documents and agree that all of such terms and provisions, as amended hereby, remain in full force and effect.

7.            Condition to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

7.1.         The Purchaser shall have received (i) a fully executed copy of this Amendment, (ii) a fully executed amendment to the documents evidencing the Permitted Senior Debt, (iii) a fully executed amendment to the Subordinated Loan Agreement and (iv) a fully executed standstill agreement between Nutricap Labs, LLC, Subco I and the Purchaser, in each case in form and substance reasonably satisfactory to the Purchaser.

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7.2.         All representations and warranties of the Companies contained herein shall be true and correct in all material respects as of the date hereof (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof).

7.3.         The Purchaser shall have received all fees and other amounts due and payable to the Purchaser and its counsel in connection with this Amendment, and to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Companies under the Note Purchase Agreement.

8.            Miscellaneous.

8.1.         Except as otherwise expressly set forth herein, nothing herein shall be deemed to constitute an amendment, modification or waiver of any of the provisions of the Note Purchase Agreement, the Security Agreement or the other Transaction Documents, all of which remain in full force and effect as of the date hereof and are hereby ratified and confirmed. Each Company hereby acknowledges and agrees that nothing contained herein shall be deemed to entitle any Company to consent to, or a waiver, amendment or modification of, any of the terms, conditions, obligations, covenants or agreements contained in the Transaction Documents in similar or different circumstances. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Note Purchase Agreement.

8.2.         This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart of this Amendment.

8.3.         This Amendment shall be governed by the laws of the State of New York without giving effect to any conflict of law principles and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8.4.         The Companies agree to pay all reasonable expenses, including legal fees and disbursements, incurred by Purchaser in connection with this Amendment and the transactions contemplated hereby.

8.5.         Each Company, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees (collectively, “Releasing Parties”), does hereby fully and completely release, acquit and forever discharge each Indemnified Party of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Indemnified Parties (or any of them) that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. “Prior Related Event” means any transaction, event, circumstance, action, failure to act, occurrence of any type or sort, whether known or unknown, which occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of (a) any of the terms of this Amendment or any other Transaction Document, (b) any actions, transactions, matters or circumstances related hereto or thereto, (c) the conduct of the relationship between the Purchaser and any Company, or (d) any other actions or inactions by the Purchaser, all on or prior to the date hereof. Each Company acknowledges that the foregoing release is a material inducement to the Purchaser’s decision to enter into this Amendment and to agree to the modifications contemplated hereunder.

[Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

COMPANIES

TWINLAB CONSOLIDATED HOLDINGS, INC.

By:	/s/ Thomas A. Tolworthy
Name:	Thomas A. Tolworthy
Title:	Chief Executive Officer and President

TWINLAB HOLDINGS, INC.

By:	/s/ Thomas A. Tolworthy
Name:	Thomas A. Tolworthy
Title:	Chief Executive Officer and President

TWINLAB CONSOLIDATION CORPORATION

By:	/s/ Thomas A. Tolworthy
Name:	Thomas A. Tolworthy
Title:	Chief Executive Officer and President

TWINLAB CORPORATION

By:	/s/ Thomas A. Tolworthy
Name:	Thomas A. Tolworthy
Title:	Chief Executive Officer and President

ISI BRANDS, INC.

By:	/s/ Thomas A. Tolworthy
Name:	Thomas A. Tolworthy
Title:	Chief Executive Officer and President

[Signature Page – Second Amendment to Note and Warrant Purchase Agreement and Consent]

TCC CM SUBCO I, INC.

By:	/s/ Thomas A. Tolworthy
Name:	Thomas A. Tolworthy
Title:	Chief Executive Officer and President

TCC CM SUBCO II, INC.

By:	/s/ Thomas A. Tolworthy
Name:	Thomas A. Tolworthy
Title:	Chief Executive Officer and President

[Signature Page – Second Amendment to Note and Warrant Purchase Agreement and Consent]

PURCHASER:

PENTA MEZZANINE SBIC FUND I, L.P.

By: Penta Mezzanine SBIC Fund I GP, LLC, its General Partner

By:	/s/ Richard E. Mount
Name:	Richard E. Mount
Title:	Authorized Member

[Signature Page – Second Amendment to Note and Warrant Purchase Agreement and Consent]